UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April21, 2006
                                                          -------------


                                DLR FUNDING, INC.
                                ----------------
             (Exact name of registrant as specified in its charter).

           Nevada                    95-4643533              0-49880
           ------                   ------------             -------
 (State  or  other                  (Commission           (IRS  Employer
jurisdiction of incorporation)      File Number)       Identification  No.)


501  Main  St,  Windsor,  Colorado                             80550
----------------------------------                          -----------
(Address  of  principal  executive  offices)                (Zip  Code)


Registrant's  telephone  number,  including  area  code     970-484-8033
                                                            ------------

                              DIGITAL SECURITY, INC
                              ---------------------
                   (Former name, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR  240.13e-4(c))

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On  April  21, 2006, the Registrant's Board of Directors dismissed Jonathon
P. Reuben, C.P.A, of Torrance, California, from his position as the Registrant's principal independent accountant.

     Mr. Reuben has not rendered an audit report on any of the Registrant's financial statements.

     During the Registrant's two most recent fiscal years and the subsequent interim period through April 21, 2006 there were no disagreements between the Registrant and Jonathon P. Reuben, C.P.A. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jonathon P. Reuben, C.P.A., would have caused him to make reference to the subject matter of the disagreement in connection with his reports.

     On April 21, 2006, the Registrant engaged Kempisty & Company, Certified Public Accountants, PC, of New York, New York, as the Registrant's principal independent auditor. At no time during the past two fiscal years or any subsequent period through April 21, 2006 did the Registrant consult with Kempisty & Company, Certified Public Accountants, PC, regarding any matter of the sort described above with reference to Jonathon P. Reuben, C.P.A., any issue relating to the Registrant's financial statements, or the type of audit opinion that might be rendered for the Registrant.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibits
--------
16-a     Letter  from  Jonathon  P.  Reuben,  C.P.A  dated  May  4,  2006
16-b     Letter  from  Jonathon  P.  Reuben,  C.P.A  dated  May  24,  2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May  24,  2006                         DLR  FUNDING,  INC.

                                  By:  /s/  David  Karst
                                       -----------------
                                       David  Karst,  President